U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 2005


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 5.02(b)

     Mr John Clennett, a director of Berkeley Technology Limited, resigned from the Board of Directors on January 7, 2005.